FOR IMMEDIATE RELEASE

Contact:	Paul Caminiti/Emily Deissler/Benjamin Spicehandler
Sard Verbinnen & Co
212-687-8080
VECTOR GROUP REPORTS FIRST QUARTER 2014 FINANCIAL RESULTS

MIAMI, FL, May 12, 2014 - Vector Group Ltd. (NYSE: VGR) today announced financial results for the three months ended March 31, 2014.
On December 13, 2013, Vector Group increased its ownership of Douglas Elliman Realty, LLC from 50% to 70.59%. Consequently, after December 13, 2013, Vector Group consolidates the operations and financial position of Douglas Elliman Realty in its financial statements. It had previously accounted for its interest in Douglas Elliman under the equity method of accounting.

GAAP Financial Results

First quarter 2014 revenues were $347.2 million, compared to revenues of $246.2 million in the first quarter of 2013. The increase in revenues in 2014 was primarily due to the acquisition of Douglas Elliman and was partially offset by a decline in revenues in the Company's tobacco business. The Company recorded operating income of $42.7 million in the first quarter of 2014, compared to operating income of $43.1 million in the first quarter of 2013. Net income attributed to Vector Group Ltd. for the 2014 first quarter was $2.6 million, or $0.03 per diluted common share, compared to net loss of $1.7 million, or $(0.02) per diluted common share, in the 2013 first quarter.
Non-GAAP Financial Results

The Company's non-GAAP financial results are presented assuming the Company's acquisition of its additional 20.59% interest in Douglas Elliman Realty, LLC, and the related purchase accounting adjustments, occurred prior to January 1, 2013. Non-GAAP financial results also include adjustments for litigation settlement and judgment expenses in the Company's tobacco business, a one-time charge in 2013 related to the extinguishment of the Company's 11% Senior Secured Notes and non-cash interest items associated with the Company's convertible debt. Reconciliations of non-GAAP financial results to the comparable GAAP financial results for the three months ended March 31, 2014 and 2013 are included in Tables 2, 3, 4, 5 and 6.
Three months ended March 31, 2014 compared to the three months ended March 31, 2013
First quarter 2014 Pro-forma Adjusted Revenues (as described in Table 2 attached hereto) were $348.9 million compared to $320.7 million in 2013. The increase was primarily due to an increase in real estate revenues at Douglas Elliman and was partially offset by a decline in revenues in the Company's tobacco business.
Pro-forma Adjusted EBITDA attributed to Vector Group (as described below and in Table 3 attached hereto) was $50.9 million for the first quarter of 2014 as compared to $41.3 million for the first quarter of 2013. The increase in Pro-forma Adjusted EBITDA attributed to Vector Group were primarily attributable to higher profit margins in both the real estate and tobacco segments.
Pro-forma Adjusted Net Income (as described below and in Table 4 attached hereto) was $14.6 million or $0.15 per diluted share for the three months ended March 31, 2014 and $11.1 million or $0.12 per diluted share for the three months ended March 31, 2013.
Pro-forma Adjusted Operating Income (as described below and in Table 5 attached hereto) was $47.6 million for the three months ended March 31, 2014 and $37.4 million for the three months ended March 31, 2013.

Tobacco Business Financial Results
For the three months ended March 31, 2014, the Company's tobacco business had revenues of $233.4 million, compared to $240.4 million for the three months ended March 31, 2013. The decline in revenues was primarily due to a decline in unit sales of 6.0% in the first quarter of 2014 compared to the first quarter of 2013 and was partially offset by higher pricing in the tobacco business.

Operating income was $42.9 million for the first quarter of 2014 and $47.2 million for the first quarter of 2013. Tobacco Adjusted Operating Income (described below and included in Table 6 attached hereto) for the first quarter of 2014 and 2013 was $44.4 million and $41.6 million, respectively.

Non-GAAP Financial Measures
Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Adjusted Net Income, Pro-forma Adjusted Operating Income and Tobacco Adjusted Operating Income are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Adjusted Net Income, Pro-forma Adjusted Operating Income and Tobacco Adjusted Operating Income are important measures that supplement discussions and analysis of its results of operations and enhances an understanding of its operating performance. The Company believes Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Adjusted Net Income, Pro-forma Adjusted Operating Income and Tobacco Adjusted Operating Income provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies. Management uses Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Adjusted Net Income, Pro-forma Adjusted Operating Income and Tobacco Adjusted Operating Income as measures to review and assess operating performance of the Company's business, and management and investors should review both the overall performance (GAAP net income) and the operating performance (Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Adjusted Net Income, Pro-forma Adjusted Operating Income and Tobacco Adjusted Operating Income) of the Company's business. While management considers Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Adjusted Net Income, Pro-forma Adjusted Operating Income and Tobacco Adjusted Operating Income to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Adjusted Net Income, Pro-forma Adjusted Operating Income and Tobacco Adjusted Operating Income are susceptible to varying calculations and the Company's measurement of Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Adjusted Net Income, Pro-forma Adjusted Operating Income and Tobacco Adjusted Operating Income may not be comparable to those of other companies. Attached hereto as Tables 2, 3, 4, 5 and 6 is information relating to the Company's Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Adjusted Net Income, Pro-forma Adjusted Operating Income and Tobacco Adjusting Operating Income for the three months ended March 31, 2014 and 2013.

Conference Call to Discuss First Quarter 2014 Results
As previously announced, the Company will host a conference call and webcast on Tuesday, May 13, 2014 at 9:00 A.M. (ET) to discuss first quarter 2014 results. Investors can access the call by dialing 800-859-8150 and entering 96728866 as the conference ID number. The call will also be available via live webcast at www.investorcalendar.com. Webcast participants should allot extra time to register before the webcast begins.
A replay of the call will be available shortly after the call ends on May 13, 2014 through June 13, 2014. To access the replay, dial 877-656-8905 and enter 96728866 as the conference ID number. The archived webcast will also be available at www.investorcalendar.com for one year.

Vector Group is a holding company that indirectly owns Liggett Group LLC, Vector Tobacco Inc. and Zoom E-Cigs LLC and directly owns New Valley LLC, which owns a controlling interest in Douglas Elliman Realty, LLC. Additional information concerning the company is available on the Company's website, www.VectorGroupLtd.com.

[Financial Tables Follow]
# # #

TABLE 1
VECTOR GROUP LTD. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended
	March 31,
	2014	2013
	(Unaudited)
Revenues
Tobacco*	$233,392	$240,402
Real estate	108,044	5,767
E-Cigarettes	5,800	—
Total revenues	347,236	246,169

Expenses:
Cost of sales:
Tobacco*	168,166	172,956
Real estate	67,324	4,221
E-Cigarettes	3,547	—
Total cost of sales	239,037	177,177

Operating, selling, administrative and general expenses	65,477	25,896
Operating income	42,722	43,096

Other income (expenses):
Interest expense	(35,453)	(33,376)
Loss on extinguishment of debt	—	(21,458)
Change in fair value of derivatives embedded within convertible debt	(1,650)	3,049
Acceleration of interest expense related to debt conversion	(3,679)	—
Equity income from non-consolidated real estate businesses	1,552	481
Equity income (loss) on long-term investments	906	(23)
(Loss) gain on sale of investment securities available for sale	(53)	5,406
Other, net	2,126	809
Income (loss) before provision for income taxes	6,471	(2,016)
Income tax expense (benefit)	2,942	(335)

Net income (loss)	3,529	(1,681)

Net income attributed to non-controlling interest	(949)	—

Net income (loss) attributed to Vector Group Ltd.	$2,580	$(1,681)

Per basic common share:

Net income (loss) applicable to common shares attributed to Vector Group Ltd.	$0.03	$(0.02)

Per diluted common share:

Net income (loss) applicable to common shares attributed to Vector Group Ltd.	$0.03	$(0.02)

Cash distributions and dividends declared per share	$0.40	$0.38

* Revenues and Cost of goods sold include excise taxes of $102,413 and $108,911, respectively.

TABLE 2
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF PRO-FORMA ADJUSTED REVENUES
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	March 31,
	2014	2013

Revenues	$347,236	$246,169

Reclassification of revenues as a result of the consolidation of Douglas Elliman (a)	—	74,537
Purchase accounting adjustments (b)	1,654	—
Total adjustments	1,654	74,537

Pro-forma Adjusted Revenues	$348,890	$320,706

Pro-forma Adjusted Revenues by Segment
Tobacco	$233,392	$240,402
Real Estate (c)	109,698	80,304
Corporate and Other	5,800	—
Total	$348,890	$320,706

a.
Represents revenues of Douglas Elliman Realty, LLC from January 1, 2013 to March 31, 2013. On December 13, 2013, the Company increased its ownership of Douglas Elliman Realty, LLC from 50% to 70.59%. Consequently, after December 13, 2013, the Company consolidates the operations and financial position of Douglas Elliman Realty, LLC in its financial statements.  The Company had previously accounted for its interest in Douglas Elliman Realty, LLC under the equity method and revenues from Douglas Elliman Realty, LLC was not included in the Company's revenues.

b.
Amounts represent one-time purchase accounting adjustments to fair value for deferred revenues recorded in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC on December 13, 2013.

c.	Includes Pro-Forma Adjusted Revenues from Douglas Elliman Realty, LLC of $107,541 and $78,164 for the three months ended March 31, 2014 and 2013, respectively.

TABLE 3
VECTOR GROUP LTD. AND SUBSIDIARIES
COMPUTATION OF PRO-FORMA ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	March 31,
	2014	2013

Net income (loss) attributed to Vector Group Ltd.	$2,580	$(1,681)
Interest expense	35,453	33,376
Income tax expense (benefit)	2,942	(335)
Net income attributed to non-controlling interest	949	—
Depreciation and amortization	7,092	2,596
EBITDA	$49,016	$33,956
Change in fair value of derivatives embedded within convertible debt (a)	1,650	(3,049)
Equity loss (gain) on long-term investments (b)	(906)	23
Loss (gain) on sale of investment securities available for sale	53	(5,406)
Equity income from non-consolidated real estate businesses (c)	(1,552)	(481)
Loss on extinguishment of debt	—	21,458
Acceleration of interest expense related to debt conversion	3,679	—
Stock-based compensation expense (d)	523	569
Litigation settlement and judgment expense (e)	1,500	—
Impact of MSA Settlement (f)	—	(5,602)
Reclassification of EBITDA as a result of the consolidation of Douglas Elliman (g)	—	923
Other, net	(2,126)	(809)
Pro-forma Adjusted EBITDA	$51,837	$41,582
Pro-forma Adjusted EBITDA attributed to non-controlling interest	(949)	(271)
Pro-forma Adjusted EBITDA attributed to Vector Group Ltd.	$50,888	$41,311

Pro-forma Adjusted EBITDA by Segment
Tobacco	$46,915	$43,948
Real Estate (h)	8,142	866
Corporate and Other	(4,169)	(3,503)
Total	$50,888	$41,311

a.	Represents income or losses recognized from changes in the fair value of the derivatives embedded in the Company's convertible debt.

b.	Represents income or losses recognized on long-term investments that the Company accounts for under the equity method.

c.	Represents equity income recognized from the Company's investment in certain real estate businesses that are not consolidated in its financial results.

d.	Represents amortization of stock-based compensation.

e.	Represents accrual for a settlement of an Engle progeny judgment.

f.	Represents the Company's tobacco business's settlement of a long-standing dispute related to the Master Settlement Agreement.

g.
Represents Adjusted EBITDA of Douglas Elliman Realty, LLC from January 1, 2013 to March 31, 2013. On December 13, 2013, the Company increased its ownership of Douglas Elliman Realty, LLC from 50% to 70.59%. Consequently, after December 13, 2013, the Company consolidates the operations and financial position of Douglas Elliman Realty, LLC in its financial statements .  The Company had previously accounted for its interest in Douglas Elliman Realty, LLC under the equity method, and operating income as well as depreciation and amortization expense from Douglas Elliman Realty, LLC, were not included in the Company's Adjusted EBITDA.

h.	Includes $7,386 and $681 of Pro-forma Adjusted EBITDA for Douglas Elliman Realty, LLC for the three months ended March 31, 2014 and 2013, respectively.

TABLE 4
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF PRO-FORMA ADJUSTED NET INCOME
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended
	March 31,
	2014	2013

Net income attributed to Vector Group Ltd.	$2,580	$(1,681)

Acceleration of interest expense related to debt conversion	3,679	—
Change in fair value of derivatives embedded within convertible debt	1,650	(3,049)
Non-cash amortization of debt discount on convertible debt	12,456	7,348
Loss on extinguishment of 11% Senior Secured Notes due 2015	—	21,458
Litigation settlement and judgment expense (a)	1,500	—
Impact of MSA Settlement (b)	—	5,602
Adjustment to reflect additional 20.59% of net income from Douglas Elliman Realty, LLC (c)	—	19
Out-of-period adjustment related to Douglas Elliman acquisition in 2013 (d)	(1,231)	—
Douglas Elliman Realty, LLC purchase accounting adjustments (e)	2,356	—
Total adjustments	20,410	31,378

Tax expense related to adjustments	(8,440)	(18,611)

Pro-forma Adjusted Net Income attributed to Vector Group Ltd.	$14,550	$11,086

Per diluted common share:

Pro-forma Adjusted Net Income applicable to common shares attributed to Vector Group Ltd.	$0.15	$0.12

a. Represents accrual for a settlement of an Engle progeny judgment.

b.	Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

c.
Represents 20.59% of Douglas Elliman Realty LLC's net income from October 1, 2013 to December 13, 2013, the three months ended December 31, 2012, from January 1, 2013 to December 13, 2013 and the year ended December 31, 2012. On December 13, 2013, the Company increased its ownership of Douglas Elliman Realty, LLC from 50% to 70.59%. Consequently, after December 13, 2013, the Company includes an additional 20.59% of Adjusted Net Income from Douglas Elliman Realty, LLC in the Company's Adjusted Net Income.

d.
Represents an out-of-period adjustment related to a non-accrual of a receivable from Douglas Elliman in the fourth quarter of 2013 and would have increased the Company’s gain on acquisition of Douglas Elliman in 2013.

e.
Amounts represent 70.59% of one-time purchase accounting adjustments to fair value for assets acquired in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC on December 13, 2013.

TABLE 5
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF PRO-FORMA ADJUSTED OPERATING INCOME
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	March 31,
	2014	2013

Operating income	$42,722	$43,096

Litigation settlement and judgment expense (a)	1,500	—
Impact of MSA Settlement (b)	—	(5,602)
Reclassification of operating income as a result of the consolidation of Douglas Elliman Realty, LLC (c)	—	(106)
Douglas Elliman purchase accounting adjustments (d)	3,337	—
Total adjustments	4,837	(5,708)

Pro-forma Adjusted Operating Income (e)	$47,559	$37,388

a.	Represents accrual for a settlement of an Engle progeny judgment.

b.	Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

c.
Represents Adjusted Operating Income of Douglas Elliman Realty, LLC from January 1, 2013 to March 31, 2013. On December 13, 2013, the Company increased its ownership of Douglas Elliman Realty, LLC from 50% to 70.59%. Consequently, after December 13, 2013, the Company consolidates the operations and financial position of Douglas Elliman Realty in its financial statements.  The Company had previously accounted for its interest in Douglas Elliman under the equity method and operating income from Douglas Elliman Realty, LLC was not included in the Company's operating income.

d.
Amounts represent one-time purchase accounting adjustments to fair value for assets acquired in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC on December 13, 2013.

e.	Does not include a reduction for 29.41% non-controlling interest in Douglas Elliman Realty, LLC.

TABLE 6
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF TOBACCO ADJUSTED OPERATING INCOME
(Unaudited)
(Dollars in Thousands)

	Three Months Ended
	March 31,
	2014	2013

Operating income from tobacco business	$42,896	$47,160

Litigation settlement and judgment expense (a)	1,500	—
Impact of MSA Settlement (b)	—	(5,602)
Total adjustments	1,500	(5,602)

Tobacco Adjusted Operating Income	$44,396	$41,558

a.	Represents accrual for a settlement of an Engle progeny judgment.

b.	Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.